Popular Total Return Fund, Inc.

Schedule of Investments

December 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (16.09%)(a)
$1,182,642	GNMA II Pool BQ2084	2.000%	02/20/36	$1,061,060
895,768	GNMA II Pool BQ2089	2.000%	03/20/36	803,639
841,105	GNMA II Pool BQ2072	2.000%	11/20/50	695,137
1,284,311	GNMA II Pool BQ2080	2.000%	01/20/51	1,061,337
1,222,980	GNMA II Pool BZ3667	2.000%	01/20/51	1,010,465
869,061	GNMA II Pool BQ2090	2.000%	03/20/51	718,086
1,716,766	GNMA II Pool BQ2093	2.000%	04/20/51	1,409,419
301,542	GNMA Pool 733426	2.500%	06/15/30	281,603
716,108	GNMA II Pool 635160	2.500%	01/20/47	613,009
268,998	GNMA Pool 783588	3.000%	06/15/27	261,408
582,461	GNMA Pool 758874	3.000%	04/15/38	531,629
806,784	GNMA Pool 635189	3.000%	04/15/47	723,874
706,891	GNMA Pool AZ5544	3.000%	07/15/47	632,960
1,178,400	GNMA II Pool AD6342	3.000%	08/20/47	1,051,619
487,114	GNMA Pool 609166	4.000%	07/15/33	465,438
372,320	GNMA Pool 711449	5.000%	08/15/39	382,509
25,626	GNMA Pool 636420	5.500%	12/15/29	26,089
38,625	GNMA Pool 528152	5.500%	01/15/34	39,327
9,496	GNMA Pool 608569	5.500%	03/15/34	9,669
15,316	GNMA Pool 615230	6.000%	11/15/33	15,744
26,745	GNMA Pool 608593	6.500%	04/15/34	28,019
Total Puerto Rico GNMA Bonds				$11,822,040
(Cost $13,830,420)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (3.56%)(b)
855,364	FNMA Pool BQ7430	1.500%	09/01/36	743,423
881,246	FNMA Pool CB1622	2.000%	08/01/51	723,814
589,709	FNMA Pool AX5539	3.000%	07/01/46	533,439
332,203	FNMA Pool AV7031	3.500%	11/01/29	320,614
301,469	FNMA Pool AX5538	3.500%	07/01/31	290,967
Total Puerto Rico Fannie Mae Bonds				$2,612,257
(Cost $2,976,952)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (1.06%)(c)
949,616	Freddie Mac Pool QC 7890	2.000%	09/01/51	777,157
(Cost $957,746)

Principal Amount/Description		Rate	Maturity	Value
US Government and Agency Obligations (12.45%)
2,240,000	United States Treasury Bill(d)	0.000%	01/02/24	2,240,000
2,048,000	United States Treasury Bill(d)	0.000%	01/04/24	2,047,405
2,300,000	United States Treasury Bill(d)	0.000%	02/13/24	2,285,836
400,000	U.S. Treasury Note	2.750%	02/15/24	398,739
1,400,000	U.S. Treasury Note	3.000%	07/31/24	1,383,484

Principal Amount/Description		Rate	Maturity	Value
US Government and Agency Obligations (12.45%) (continued)
$800,000	U.S. Treasury Note	3.250%	08/31/24	$790,531
Total US Government and Agency Obligations				$9,145,995
(Cost $9,169,316)

Shares/Description		Value
EXCHANGE TRADED FUNDS (65.82%)
International Index Funds (23.04%)
290,646	Vanguard FTSE Developed Markets ETF	$13,921,943
73,080	Vanguard FTSE Emerging Markets ETF	3,003,588
		16,925,531
US Index Funds (42.78%)
12,900	iShares Russell 2000 ETF	2,589,159
13,100	Vanguard Mid-Cap ETF	3,047,584
57,825	Vanguard S&P 500 ETF	25,257,960
5,400	Vanguard S&P Small-Cap 600 ETF	535,626
		31,430,329
TOTAL EXCHANGE TRADED FUNDS
(Cost $36,059,585)		48,355,860

Total Investments (98.98%)
(Cost $62,994,018)		$72,713,309

Other Assets In Excess Of Liabilities (1.03%)		748,311
NET ASSETS (100.00%)		$73,461,620

(a)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(b)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(c)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Popular Total Return Fund, Inc.

Notes to Quarterly Schedule of Investments

December 31, 2023 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular Total Return Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered under the 1940 Act. The Fund was incorporated on January 31, 2001 and started operations on March 27, 2001.

The Fund’s primary investment objective is to seek long-term capital appreciation and portfolio securities are selected primarily with a view of achieving this objective. Current income is a secondary objective in the selection of investments. There can be no assurance that the Fund will achieve its objectives. The Fund will pursue its objective by investing, under normal market conditions, based on investments and other requirements and limitations.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with United States (“U.S.”) generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the 1940 Act, by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of all demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At December 31, 2023, cash and cash equivalents consisted of a time deposit open account amounting to $797,086 with J.P. Morgan Chase N.A.

(b)	Valuation of Investments – All securities are presented at fair value, which is determined by ALPS Fund Services, Inc. (“Fund Administrator”), with the assistance of the Investment Adviser, Popular Asset Management LLC (Refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services approved by the Fund's management and Board of Directors.

Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As such, the Fund will not be subject to Puerto Rico (“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

Popular Total Return Fund, Inc.

Notes to Quarterly Schedule of Investments

December 31, 2023 (Unaudited)

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from U.S. income taxes, except for dividends received from U.S. sources, which are subject to a 10% U.S. withholding tax, if certain requirements are met. Dividend income is recorded net of taxes. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. Federal income tax return.

GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than- not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years.

The balance of undistributed net investment income and of accumulated net realized gain on investments reflect the reclassification of permanent differences and of temporary differences between book and tax balances that become permanent

(c)	Share subscriptions and redemptions – The Fund currently offers two classes of Common Stock: Class A shares and Class C shares. Class A shares are sold at the Net Asset Value (NAV), which is determined daily, plus an initial sales charge of up to 3.50% charged by broker-dealers. The initial sales charge may be reduced or waived for certain purchasers. Class C shares are sold at the NAV with no initial sales charge. However, a contingent deferred sales charge of 1.00% will be paid on redemptions made within twelve months of purchase.

Shares of each class may be redeemed on each business day of the week on which the New York Stock Exchange (“NYSE”) is open for trading at a price per share equal to the NAV per share of such Class determined as of the close of trading on the NYSE on the date of receipt of the request for redemption.

Shareholders have the ability to redeem shares of an open-end fund and simultaneously purchase shares of another open-end fund within the same family of investment companies, often at no or reduced fees.

(d)	Dividends and Distributions to Shareholders – The Fund declares and pays annually a dividend of substantially all of its net investment income, if any. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion. Dividends that are reinvested are credited to shareholders’ accounts in additional shares of the same class at the NAV per share of such class, not subject to initial sales charge or contingent deferred sales charge, as of the close of business on the ex-dividend date. The Fund records dividends to its shareholders on the ex- dividend date.

Popular Total Return Fund, Inc.

Notes to Quarterly Schedule of Investments

December 31, 2023 (Unaudited)

(e)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For the period ended December 31, 2023, the Fund decreased interest income in the amount of $14,333 related to realized loss on mortgage-backed securities paydowns. However, for purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses

(f)	Allocation of Income, Fund-level Expenses, and Realized and Unrealized Gains or Losses – The Fund uses the fair value of shares outstanding method for allocating income, fund-level expenses, and realized and unrealized gains or losses. Under this method, each class of shares participates based on the total net asset value of its shares in proportion to the total net assets of the Fund. This method is the primary method used to allocate income, fund-level expenses, and realized and unrealized gains and losses for calculating the net asset value of a nondaily dividend fund. Class-level expenses are charged directly to the individual classes to which they relate.

(g)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the average cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Popular Total Return Fund, Inc.

Notes to Quarterly Schedule of Investments

December 31, 2023 (Unaudited)

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

On August 4, 2022, the Board of Directors of the Fund appointed Popular Asset Management LLC, a subsidiary of Popular, Inc., as the Fund’s Valuation Designee. The Valuation Designee is responsible for overseeing and implementing the procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. In addition, the Valuation Designee is responsible for determining:

•	The fair valuation of all securities for which no price or value is available at the time the Fund’s Net Asset Value is calculated on a particular day.
•	The fair valuation of portfolio instruments for which the prices or values available do not, in the judgement of the Investment Adviser, represent the fair valuation of such portfolio instruments.
•	Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

•	Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Popular Total Return Fund, Inc.

Notes to Quarterly Schedule of Investments

December 31, 2023 (Unaudited)

•	Exchange Traded Funds (ETFs): ETFs are priced continuously during normal trading hours in an active exchange market. The NAV of ETFs is calculated at the end of each trading day, at market close. ETFs are classified as Level 1.

•	Obligations of U.S. Government sponsored entities and U.S. Agency Securities: The fair value of U.S. Government sponsored entities is based on quoted market prices for similar securities on an active market. U.S agency securities are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

•	The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Puerto Rico GNMA Bonds	–	11,822,040	–	11,822,040
Puerto Rico Fannie Mae Bonds	–	2,612,257	–	2,612,257
Puerto Rico Freddie Mac Bonds	–	777,157	–	777,157
International Index Funds	16,925,531	–	–	16,925,531
US Government and Agency Obligations	–	9,145,995	–	9,145,995
US Index Funds	31,430,329	–	–	31,430,329
Total	$48,355,860	$24,357,449	$–	$72,713,309

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

There were no purchase, sale or transfers into or out of level 3 securities during the period ended December 31, 2023.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of December 31, 2023 there were no temporary cash investments.

NOTE 3. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

Popular Total Return Fund, Inc.

Notes to Quarterly Schedule of Investments

December 31, 2023 (Unaudited)

Note 4. RISKS AND UNCERTAINTIES

An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund's prospectus and statement of additional information provide details of the risks the Fund is subject to. The below is a summary of certain risks which could affect the Fund’s performance.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of debt securities and other fixed-income securities in which the Fund may invest also will be affected by market interest rates and the risk that the issuer may default on interest, principal or dividend payments. Specifically, since these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

Interest Rate Risk. The Fund will invest in fixed-income securities that are subject to interest rate risks. Interest rate risk is the risk that prices of fixed-income securities generally decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

Popular Total Return Fund, Inc.

Notes to Quarterly Schedule of Investments

December 31, 2023 (Unaudited)

Mortgage- and Asset-Backed Securities Risks. Mortgage-backed securities and asset-backed securities represent interests in “pools” of mortgages or other assets. Mortgage-backed and asset- backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. Mortgage-backed securities, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. Since a portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case.